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Exhibit 23.3

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Las Vegas Capital Corp. in the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto. In addition, the undersigned hereby consents to the incorporation by reference of this consent in any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, with respect to the second mortgage notes due 2010 issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. and the guarantees of such second mortgage notes issued by the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto.

Signature

/s/ KAZUO OKADA
	Name:	Kazuo Okada

Dated: October 24, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Las Vegas Capital Corp. in the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto. In addition, the undersigned hereby consents to the incorporation by reference of this consent in any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, with respect to the second mortgage notes due 2010 issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. and the guarantees of such second mortgage notes issued by the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto.

Signature

/s/ ELAINE P. WYNN
	Name:	Elaine P. Wynn

Dated: October 24, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Las Vegas Capital Corp. in the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto. In addition, the undersigned hereby consents to the incorporation by reference of this consent in any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, with respect to the second mortgage notes due 2010 issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. and the guarantees of such second mortgage notes issued by the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto.

Signature

/s/ ROBERT J. MILLER
	Name:	Robert J. Miller

Dated: October 24, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Las Vegas Capital Corp. in the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto. In addition, the undersigned hereby consents to the incorporation by reference of this consent in any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, with respect to the second mortgage notes due 2010 issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. and the guarantees of such second mortgage notes issued by the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto.

Signature

/s/ JOHN A. MORAN
	Name:	John A. Moran

Dated: October 24, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Las Vegas Capital Corp. in the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto. In addition, the undersigned hereby consents to the incorporation by reference of this consent in any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, with respect to the second mortgage notes due 2010 issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. and the guarantees of such second mortgage notes issued by the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto.

Signature

/s/ STANLEY R. ZAX
	Name:	Stanley R. Zax

Dated: October 24, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Las Vegas Capital Corp. in the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto. In addition, the undersigned hereby consents to the incorporation by reference of this consent in any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, with respect to the second mortgage notes due 2010 issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. and the guarantees of such second mortgage notes issued by the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto.

Signature

/s/ RONALD J. KRAMER
	Name:	Ronald J. Kramer

Dated: October 24, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Las Vegas Capital Corp. in the registration statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto. In addition, the undersigned hereby consents to the incorporation by reference of this consent in any registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, with respect to the second mortgage notes due 2010 issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. and the guarantees of such second mortgage notes issued by the Other Registrants and to the incorporation by reference of this consent in any and all amendments thereto.

Signature

/s/ ALLAN ZEMAN
	Name:	Allan Zeman

Dated: October 24, 2002

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Exhibit 23.3